UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2010

PACIFIC CAPITAL BANCORP

(Exact name of registrant as specified in its charter)

California	0-11113	95-3673456
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

20 East Carrillo Street, 2nd Floor Santa Barbara, California	93101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01.	Other Events.

On June 30, 2010, Pacific Capital Bancorp (the “Company”) and its wholly-owned subsidiary, Pacific Capital Bank, N.A. (the “Bank”), issued a press release announcing that the Company has extended the expiration date and early tender deadline with respect to its previously announced cash tender offers for any and all of its outstanding trust preferred securities, and that the Bank has extended the expiration date and early tender deadline with respect to its previously announced cash tender offers for any and all of its outstanding subordinated debt securities. The press release announcing the extensions of the expiration dates and early tender deadlines is furnished as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC CAPITAL BANCORP
(Registrant)

June 30, 2010	By:	/S/ DONALD LAFLER
Donald Lafler
Interim Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated June 30, 2010.